UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 21, 2010
Life Time Fitness, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	001-32230	41-1689746

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902 Corporate Place
Chanhassen, Minnesota	55317

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (952) 947-0000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 21, 2010, Life Time Fitness, Inc. (the “Company”) reported its financial results for its fiscal quarter ended September 30, 2010. See the Company’s press release dated October 21, 2010, which is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.
     The press release furnished as Exhibit 99.1 and certain information the Company intends to disclose on the conference call scheduled for 10:00 a.m. eastern time on October 21, 2010 include certain non-GAAP financial measures. The reconciliations of these measures to the most directly comparable GAAP financial measures are included in the press release. In addition to the information in the press release under the heading “Non-GAAP Financial Measures,” the Company provides the following additional information about the Company’s use of the non-GAAP financial measures presented in the press release and on the conference call.
     EBITDA. The Company believes EBITDA is useful to an investor in evaluating the Company’s operating performance and liquidity because:
•	it is a widely accepted financial indicator of a company’s ability to service its debt and the Company is required to comply with certain covenants and borrowing limitations that are based on variations of EBITDA in certain of the Company’s financing documents; and

•	it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of corporate performance exclusive of the Company’s capital structure and the method by which assets were acquired.
     The Company’s management uses EBITDA:
•	as a measurement of operating performance because it assists the Company in comparing its performance on a consistent basis;

•	in presentations to the members of the Company’s board of directors to enable the board to have the same consistent measurement basis of operating performance used by management; and

•	as the basis for incentive bonuses paid to selected members of senior and center-level management.
     Free Cash Flow. The Company believes free cash flow is useful to an investor in understanding the Company’s cash flow generation because:
•	free cash flow allows the Company to evaluate the cash generated by operations and the ability of its operations to fund investment items related to purchases of property and equipment, repay indebtedness, add to the Company’s cash balance, or to use in other discretionary activities; and

•	if negative, free cash flow reflects the need for incremental financing activities or use of existing cash balances.
     The Company’s management uses free cash flow:
•	to monitor cash available for repayment of indebtedness; and

•	in discussion with the investment community.

Item 9.01. Financial Statements and Exhibits.
     The following Exhibit is being furnished herewith:
99.1	Press Release Announcing Third Quarter 2010 Financial Results dated October 21, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.
Date: October 21, 2010	By	/s/ Michael R. Robinson
Michael R. Robinson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing

99.1	Press Release Announcing Third Quarter 2010 Financial Results dated October 21, 2010.	Filed Electronically